UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/27/2008

Nortel Networks Limited
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30758

Canada	62-12-62580
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

195 The West Mall
Toronto, Ontario
Canada M9C 5K1
(Address of principal executive offices, including zip code)

905-863-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        On October 27, 2008, Mr. John D. Watson provided notice of his resignation from the Boards of Directors of Nortel Networks Corporation ("NNC") and Nortel Networks Limited ("NNL"). Mr. Watson's resignation, which was effective October 27, 2008, is for personal reasons and not as a result of any disagreement with NNC or NNL.

NNC owns all of NNL's common shares and NNL is NNC's principal direct operating subsidiary.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nortel Networks Limited

Date: October 29, 2008	By:	/s/ Gordon A. Davies
Gordon A. Davies
Deputy General Counsel and Corporate Secretary

Date: October 29, 2008	By:	/s/ Tracy S.J. Connelly McGilley
Tracy S.J. Connelly McGilley
Assistant Secretary